Exhibit 10
Waiver and Amendment Agreement

                         WAIVER AND AMENDMENT AGREEMENT

         THIS WAIVER AND AMENDMENT AGREEMENT (this "Agreement"), dated as of September 27, 2006 among Tidelands Oil & Gas Corporation, a Nevada corporation (the "Company") and each of the Persons signatory hereto (each a "Holder" and collectively the "Holders"). The Holders are the holders of the Company's Original Issue Discount Convertible Debentures due January 20, 2008 (the "Debentures") issued pursuant to that certain Securities Purchase Agreement, dated January 20, 2006, by and among the Company and the Holders (the "Purchase Agreement"), and those certain common stock purchase warrants issued pursuant to the Purchase Agreement (the "Warrants"). Capitalized terms used herein and not otherwise defined herein that are defined in the Purchase Agreement shall have the same meaning herein as therein defined.

                             Preliminary Statement:
                             ----------------------

         A. Events of Default have occurred under Section 8(a) of the Debentures solely as a result of (i) the untimely payments of liquidated damages prior to the date hereof pursuant to the Transaction Documents, (ii) the failure to comply with the Company's obligations to timely file the initial Registration Statement and cause such Registration Statement to be declared effective, (iii) the occurrence of an Event of Default under the Debenture held by RHP Master Fund, Ltd. and the subsequent payment by the Company to RHP Master Fund, Ltd. of all outstanding principal and interest on its Debenture, all as described in detail as set forth in the Company's Current Report on Form 8-K filed on September 20, 2006 and (iv) the failure of the Company to technically comply with Section 4.17 of the Purchase Agreement (Events of Default solely caused by the events described in clauses (i) through (iv) collectively, the "Existing Defaults").

         B. Subject to the terms and conditions set forth herein, Holders have agreed to waive from exercising the available rights and remedies arising solely as a result of the Existing Defaults (the "Available Remedies") in consideration for the issuance of Common Stock to the Holders.

         NOW, THEREFORE, the parties to this Agreement, for adequate and sufficient consideration, the receipt of which is hereby acknowledged, do hereby agree as follows:

         Waiver by Holders.
         ------------------

                  The Company hereby acknowledges the current and continuing existence of the Existing Defaults. Each Holder, severally and not jointly, agrees to waive from exercising the Available Remedies and any rights and remedies that will be available to the Holders solely as a result of the Existing Defaults and consents to the execution and delivery of this Agreement and the transaction contemplated hereunder.

                  This Agreement constitutes a waiver only of the Available Remedies as a result of the occurrence of the Existing Defaults. Except to the extent of the Waiver contained in Sections 1(a) of this Agreement, each Holder reserves all of its rights, remedies, powers and privileges under the Purchase Agreement, the Debentures and Transaction Documents and otherwise with respect to any existing or future Events of Default (other than an Existing Defaults). Except as expressly set forth in this Agreement, no waiver, consent, agreement, amendment, renewal, extension, modification, standstill, release or understanding of any kind or nature whatsoever shall be binding on any Holder unless and until one or more counterparts of a document in writing



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         specifically  affirming the same has been  executed by each Holder.  No failure  or delay by Holders  with  respect  to  exercising  any right,
         remedy,   power  or  privilege  under  the  Purchase   Agreement,   the
         Transaction Documents or otherwise shall operate as a waiver thereof or any acquiescence therein.

         Issuance of Common Stock.
         -------------------------

                  In consideration of the waiver granted by each Holder pursuant to Section 1 above, on or before September 29, 2006, each Holder shall receive a number of shares of Common Stock (the "Shares") equal to the number of shares set forth on Annex A attached hereto and applicable to such Holder.

                  The rights and obligations of the Company with respect to the Shares shall be identical in all respects to the rights and obligations of the Company with respect to the Underlying Shares issued and issuable pursuant to the Purchase Agreement. The Purchase Agreement is hereby amended so that the term "Underlying Shares" includes the Shares.

                  Conditions Precedent. Notwithstanding any contrary provisions,
         Section 1 above shall not be effective unless and until:

         the representations and warranties in this Agreement are true and correct as of the date hereof; and

         to the knowledge of the Company, no Event of Default (other than the Existing Defaults) shall have occurred and be continuing and no material event or condition shall have occurred, that with the giving of notice or lapse of time or both would be an Event of Default (except for the Existing Defaults).

         Representations and Warranties of the Company. The Company hereby makes to each Holder the following representations and warranties:

                  Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the Required Approvals. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

                  No Conflicts. To the Company's knowledge or as would not have a Material Adverse Effect on the Company, the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or



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         constitute  a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien (except as contemplated by the Security Documents) upon any of the properties or assets of the Company or any Subsidiary, or give to
         others  any  rights  of   termination,   amendment,   acceleration   or
         cancellation  (with or without  notice,  lapse of time or both) of, any
         material  agreement  (other  than  the  Purchase   Agreement),   credit
         facility, debt or other material instrument (evidencing a Company or Subsidiary debt or otherwise) or other material understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

                  Issuance of the Shares. The Shares are duly authorized and, upon the execution of this Agreement by a Holder, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.

                  Affirmation of Prior Representations and Warranties. Except as will not have a Material Adverse Effect on the Company and except as set forth under the corresponding section of the disclosure schedules attached to the Purchase Agreements and except as set forth on Schedule 4 attached hereto, all representations and warranties of the Company contained in the Purchase Agreement were true and correct when made and remain true and correct as of the date hereof, as though made at and as of the date hereof. To the knowledge of the Company and except as set forth herein or on Schedule 4(iv) attached hereto and except as will not have a materially adverse effect on the Company, the Company has performed all of the material covenants of the Company contained in the applicable Transaction Documents to be performed by the Company through the date hereof.

         Other Events of Defaults. As of the date of this Agreement, to the knowledge of the Company, no Event of Default (other than the Existing Defaults) exists.

         Representations and Warranties of the Holders. Each Holder hereby, for itself and for no other Holder, represents and warrants as of the date hereof to the Company as follows:

         Authority. The execution, delivery and performance by such Holder of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Holder. This Agreement has been duly executed by such Holder, and when delivered by such Holder in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Holder, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

         Own Account. Such Holder understands that the Shares are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law and has no arrangement or understanding with any other persons regarding the distribution of such Shares (this representation and warranty not limiting such Holder's right to sell the Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. Such Holder is acquiring the Shares hereunder in the ordinary course of its business. Such Holder does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares.

         Holder Status. Such Holder is an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act. Such Holder is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

         General Solicitation. Such Holder is not acquiring the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

         Affirmation of Prior Representations and Warranties. Such Holder hereby represents and warrants to the Company that its representations and warranties listed in Section 3.2 of the applicable Purchase Agreement are true and correct as of the date hereof.

         Other Events of Defaults. As of the date of this Agreement, to the knowledge of the Holders, no Event of Default (other than the Existing Defaults which are waived and/or cured hereunder) exists.

         Delivery of Opinion. Concurrently herewith, the Company shall deliver to the Holders an opinion of outside counsel in form and substance reasonably acceptable to the Holders.

         Effect on Transaction Documents. Except as expressly set forth above, all of the terms and conditions of the Transaction Documents shall continue in full force and effect after the execution of this Agreement and shall not be in any way changed, modified, waived or superseded by the terms set forth herein, including but not limited to, any other obligations the Company may have to the Holders under the Transaction Documents. For purposes of clarification, the issuance of the Shares does not offset the Principal Amount of Debentures in any way nor does it waive the right of a Holder to receive a 30% default premium upon the occurrence of any other Event of Default that is not an Existing Default.

         Release of all Claims. THE COMPANY HEREBY UNCONDITIONALLY RELEASES AND FOREVER DISCHARGES EACH HOLDER AND ITS RESPECTIVE SUCCESSORS, ASSIGNS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, AFFILIATES, ACCOUNTANTS, CONSULTANTS, ADVISORS AND ATTORNEYS (COLLECTIVELY, THE "BENEFITED PARTIES") FROM ALL CLAIMS (AS DEFINED BELOW) AND AGREES TO INDEMNIFY THE BENEFITED PARTIES, AND HOLD THEM HARMLESS FROM ANY AND ALL CLAIMS, LOSSES, CAUSES OF ACTION, COSTS AND EXPENSES OF EVERY KIND OR CHARACTER IN CONNECTION WITH THE CLAIMS. AS USED IN THIS AGREEMENT, THE TERM "CLAIMS" MEANS ANY AND ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTIONS, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART IN CONNECTION WITH



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SUCH HOLDERS OBLIGATIONS UNDER THE PURCHASE AGREEMENT, WHICH THE COMPANY, OR ANY
OF ITS AGENTS, EMPLOYEES OR AFFILIATES MAY NOW OR HEREAFTER HAVE OR CLAIM AGAINST ANY OF THE BENEFITED PARTIES AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR OTHERWISE IN CONNECTION WITH ANY OF THE TRANSACTION AGREEMENTS, INCLUDING ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE MAXIMUM RATE ON INTEREST CHARGEABLE UNDER APPLICABLE LAW AND ANY LOSS, COST OR DAMAGE, OF ANY KIND OR CHARACTER, ARISING OUT OF OR IN ANY WAY CONNECTED WITH OR IN ANY WAY RESULTING FROM THE ACTIONS OR OMISSIONS OF THE BENEFITED PARTIES, INCLUDING ANY BREACH OF FIDUCIARY DUTY, BREACH OF ANY DUTY OF GOOD FAITH OR FAIR DEALING, UNDUE INFLUENCE, DURESS, ECONOMIC COERCION, CONFLICT OF INTEREST, NEGLIGENCE,
BAD FAITH, MALPRACTICE, VIOLATIONS . THE COMPANY AGREES THAT NONE OF THE BENEFITED PARTIES HAS FIDUCIARY OR SIMILAR OBLIGATIONS TO THE COMPANY OR ANY AGENTS, EMPLOYEES OR AFFILIATES OF THE COMPANY AND THAT THEIR RELATIONSHIPS ARE STRICTLY THAT OF CREDITOR AND DEBTOR. THIS RELEASE IS ACCEPTED BY HOLDERS
PURSUANT TO THIS AGREEMENT AND SHALL NOT BE CONSTRUED AS AN ADMISSION OF LIABILITY BY HOLDERS OR ANY OTHER BENEFITED PARTY.

THE COMPANY ACKNOWLEDGES THAT THE FOREGOING PROVISIONS ARE INTENDED TO RELEASE HOLDERS FROM LIABILITY AND/OR INDEMNIFY AND HOLD HARMLESS HOLDERS FOR, AMONG OTHER THINGS, THE ORDINARY NEGLIGENCE OF HOLDERS. THE COMPANY AGREES THAT THE RELEASE AND/OR INDEMNITY PROVISIONS CONTAINED IN THIS AGREEMENT ARE CAPTIONED TO CLEARLY IDENTIFY THE RELEASE AND/OR INDEMNITY PROVISIONS AND, THEREFORE, ARE SO CONSPICUOUS THAT THE COMPANY HAS FAIR NOTICE OF THE EXISTENCE AND CONTENTS OF SUCH PROVISIONS.

         Public Dissemination. By 8:30 am Eastern Time on the Trading Day immediately following the date hereof, the Company shall file with the Commission on EDGAR a Current Report on Form 8-K disclosing the material terms of this Amendment and attaching this Amendment as an exhibit thereto.

         Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Holder.

         Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

         Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Holders of the then-outstanding Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the applicable Purchase Agreement.

         Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

         Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreements.

         Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         Independent Nature of Holders' Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holders hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.


                            [SIGNATURE PAGE FOLLOWS]













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         IN WITNESS  WHEREOF,  the  parties  hereto  have caused this Waiver and
Amendment  Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

                                                   Address for Notice:
                                                   -------------------
TIDELANDS OIL & GAS CORPORATION


By:
   ----------------------------
   Name:
   Title:




                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                       SIGNATURE PAGE FOR HOLDER FOLLOWS]





















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         [HOLDER SIGNATURE PAGES TO TIDE WAIVER AND AMENDMENT AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Waiver and
Amendment  Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


Name of Holder: ________________________________________________________________

Signature of Authorized Signatory of Holder: ___________________________________

Name of Authorized Signatory: __________________________________________________

Title of Authorized Signatory: _________________________________________________

Wire Instructions of Holder:




                           [SIGNATURE PAGES CONTINUE]

















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                                     ANNEX A
                                     -------



Fund                                                              Shares
----                                                              ------



Palisades Master Fund                                             2,000,000



Crescent International Ltd.                                       304,375



Double U Master Fund LP                                           152,179



JGB Capital LP                                                    250,000



Nite Capital LP                                                   121,750